UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 12, 2008
INTERSTATE BAKERIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322

(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard
Kansas City, Missouri	64111

(Address of Principal Executive Offices)	(Zip Code)
(816) 502-4000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry Into a Material Definitive Agreement.
     On September 12, 2008, Interstate Bakeries Corporation (“IBC”) and eight of its subsidiaries and affiliates, debtors and debtors-in-possession (collectively, the “Debtors”), entered into an equity commitment letter (the “Equity Commitment Letter”) with IBC Investors I, LLC, an affiliate of Ripplewood Holdings L.L.C. (“Investors”) and related agreements, including (a) a revolving loan commitment letter (the “ABL Facility Commitment Letter”) with General Electric Capital Corporation (“GECC”), and (b) a term loan commitment letter (the “Term Loan Facility Commitment Letter” and, together with the ABL Facility Commitment Letter, the “Exit Facility Commitment Letters”), with Silver Point Finance, LLC (“Silver Point”) and Monarch Master Funding Ltd (“Monarch” and, together with Silver Point, the “Term Loan Facility Commitment Parties”), for an investment to be made in the reorganized IBC in connection with the confirmation and consummation of a chapter 11 plan of reorganization (the “Plan”) consistent with the proposed terms set forth in a summary term sheet attached to the Equity Commitment Letter (the “Plan Term Sheet”). The Equity Commitment Letter is attached hereto as Exhibit 10.1, the Equity Commitment Letter fee letter (the “Equity Fee Letter”) is attached hereto as Exhibit 10.2, the ABL Facility Commitment Letter is attached hereto as Exhibit 10.3, the Term Loan Facility Commitment Letter is attached hereto as Exhibit 10.4 and the Term Loan Facility Commitment fee letter (the “Term Loan Fee Letter”) is attached hereto as Exhibit 10.5 and each of the foregoing are hereby incorporated by reference. On September 15, 2008, IBC filed a motion in the United States Bankruptcy Court for the Western District of Missouri (the “Bankruptcy Court”) seeking entry of an order by the Bankruptcy Court approving, among other things, the Equity Commitment Letter and the Exit Facility Commitment Letters (the “Motion”). A copy of the Motion is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
     Pursuant to the Equity Commitment Letter, in connection with the consummation of the Plan, Investors agrees to provide $130 million of new capital to the reorganized IBC. The Equity Commitment Letter is subject to specified conditions, including the following: (a) not later than September 26, 2008, the negotiation and execution by Investors and IBC of an investment agreement (and related documentation) reflecting the terms and conditions set forth in the Equity Commitment Letter (the “Investment Agreement”) and, not later than October 20, 2008, the entry of an order by the Bankruptcy Court approving such Investment Agreement, (b) not later than September 30, 2008, the entry of an order by the Bankruptcy Court approving the Equity Commitment Letter and related financing documents, (c) not later than September 30, 2008, the filing of the Plan and the filing of a disclosure statement related thereto, (d) not later than November 21, 2008, the entry of an order by the Bankruptcy Court approving the disclosure statement, (e) not later than January 15, 2008, the entry of an order by the Bankruptcy Court confirming the Plan, (f) the availability of the financing contemplated by the Exit Facility Commitment Letters, (g) that IBC obtain agreement to and ratification of changes to its collective bargaining agreements with major unions, (h) the absence of a materially adverse change in IBC’s business, operations, property, condition or prospects, (i) IBC’s compliance with certain minimum liquidity requirements and maximum claim limitations with respect to certain types of claims and (j) the closing of the financing no later than February 9, 2009. The second date set forth in clause (a) above, and the dates set forth in clauses (b), (c), (d) and (e) above, are each subject to an automatic five day extension if IBC has used reasonable, good faith efforts to satisfy the applicable condition prior to such date.
     In exchange for the commitments and agreements under the Equity Commitment Letter, pursuant to the Equity Fee Letter, the Debtors agree to pay $6.5 million in commitment fees. Fifty percent of the commitment fees are payable upon entry of an order by the Bankruptcy Court approving the Investment Agreement. The remaining fifty percent of the commitment fees are payable upon the earlier to occur of (x) the effective date of the Plan and (y) certain alternative transaction events. The Debtors also agree to reimbursement of all reasonable out-of-pocket costs and expenses incurred in connection with the transaction not to exceed $6 million upon the occurrence of certain events.
      Upon execution of the Investment Agreement, Ripplewood Partners II, L.P., an affiliate of Investors (“Ripplewood Partners”), will execute an equity contribution agreement (the “Equity Contribution Agreement”). Subject to the terms and conditions of the Equity Contribution Agreement, Ripplewood Partners will make a capital contribution of no more than $130 million to Investors in cash to the extent of the payment obligations due from Investors under the Investment Agreement, including any obligation to pay damages for a breach.
     Pursuant to Annex I to the Equity Commitment Letter, affiliates of Silver Point Capital, L.P., McDonnell Loan Opportunity Ltd. and Monarch Alternative Capital L.P., which collectively hold approximately 53.8% of the principal amount of funded obligations outstanding under the Amended and Restated Credit Agreement dated as of April 25, 2002 among IBC, Interstate Brands Corporation, the lenders and financial institutions from time to time parties thereto and JPMorgan Chase Bank, N.A. as administrative agent, commit to support a plan of reorganization consistent with the terms set forth on the Plan Term Sheet.
      Pursuant to the ABL Facility Commitment Letter, in connection with the consummation of the Plan, GECC commits, on customary terms and conditions, to provide a $125 million working capital senior secured revolving credit facility. The ABL Facility Commitment Letter is subject to customary conditions for this type of financing, including (a) requirements that the Plan shall have been confirmed and become effective, (b) the commitments under the Equity Commitment Letter and the Term Loan Facility Commitment Letter shall have been funded, (c) that IBC obtain agreement to and ratification of certain changes to its collective bargaining agreements with major unions, (d) minimum availability under the revolving loan contemplated by the ABL Facility Commitment Letter and (e) the absence of a materially adverse change in IBC’s business, operations, property, condition or prospects. The commitment contemplated by the ABL Facility Commitment Letter expires on February 9, 2009. The Debtors agree to reimbursement of all reasonable out-of-pocket costs and expenses incurred in connection with the transaction.
     Pursuant to the Term Loan Facility Commitment Letter, in connection with the consummation of the Plan, the Term Loan Facility Commitment Parties commit, on the terms and conditions specified therein, to provide a $339 million first lien term loan credit facility. The Term Loan Facility Commitment Letter is subject to specified conditions, including the following: (a) not later than September 26, 2008, the negotiation and execution by Investors and IBC of the Investment Agreement and, not later than October 20, 2008, the entry of an order by the Bankruptcy Court approving such Investment Agreement, (b) not later than September 30, 2008, the entry of an order by the Bankruptcy Court approving the Term Loan Facility Commitment Letter and related financing documents, (c) not later than September 30, 2008, the filing of the Plan and the filing of a disclosure statement related thereto, (d) not later than November 21, 2008, the entry of an order by the Bankruptcy Court approving the disclosure statement, (e) not later than January 15, 2009, the entry of an order by the Bankruptcy Court confirming the Plan, (f) the availability of the financing contemplated by the Equity Commitment Letter and the ABL Commitment Letter, (g) the absence of a materially adverse change in IBC’s business, operations, property, condition or prospects and (h) the closing of the financing no later than February 9, 2009.
     In exchange for the agreements and commitments under the Term Loan Facility Commitment Letter, pursuant to the Term Loan Fee Letter, the Debtors agree to pay certain fees, including a backstop fee in an amount equal to $16.8 million (the “Backstop Fee”). The Term Loan Fee Letter requires payment of the Backstop Fee in cash upon the earlier to occur of (i) the effective date of the Plan and (ii) subject to certain conditions, the consummation by any of the Debtors on or prior to February 6, 2010 of a transaction or series of transactions on terms that are more favorable from a financial point of view to the Debtors’ constituents than would be obtained through the consummation of the contemplated transaction. The Term Loan Facility Commitment Parties are also entitled to receive an incremental facility fee of $150,000, which will be added to the outstanding principal amount of the term loans under the Term Loan Facility on the effective date of the Plan. In addition, the Debtors agree to reimbursement of all reasonable out-of-pocket costs and expenses incurred by the Term Loan Facility Commitment Parties in connection with the transaction, and reasonable out-of-pocket costs and expenses not to exceed $100,000 incurred by McDonnell Investment Management and its affiliates in connection with the transaction.
     If all of the conditions to each of the foregoing are not satisfied, there can be no assurances that they will be waived or that alternate financing will be available on acceptable terms or at all.
     Under the terms of the Plan, holders of general unsecured claims and holders of the existing common stock of IBC will not receive a distribution and the existing common stock of IBC will be cancelled.
     Also on September 12, 2008, IBC entered into the First Amendment (the “First Amendment”) to the Second Amended and Restated Revolving Credit Agreement (the “DIP Facility”), among the Debtors, JPMorgan Chase Bank, N.A. (“JPMCB”) and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the “Lenders”), J.P. Morgan Securities Inc., as lead arranger and book runner, and JPMCB, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders. The First Amendment became effective on September 15, 2008. The First Amendment is attached hereto as Exhibit 10.6 and is hereby incorporated by reference.
     The First Amendment, among other things, increased the Tranche B commitment by approximately $75 million, subject to a $16 million increase in the Total Commitment (as defined in the First Amendment) on January 10, 2009, subject to (a) delivery of a statement certified by a financial officer of each of the Debtors certifying that as of January 10, 2009 certain conditions in the Second Amended and Restated Credit Agreement (as amended by the First Amendment) have been satisfied; (b) the Administrative Agent determining that the Debtors are diligently pursuing confirmation of a plan of reorganization; and (c) payment of a fee in the amount of $800,000 to the Administrative Agent, for the ratable benefit of the Tranche B lenders. The First Amendment also extended the maturity date of the DIP Facility to February 9, 2009 and changed the borrowing base formula and changed or extended certain covenants set forth in the DIP Facility.
     The foregoing descriptions are not intended to be complete and are qualified in their entirety by reference to the copies of the Equity Commitment Letter, the Equity Fee Letter, the ABL Facility Commitment Letter, the Term Loan Facility Commitment Letter, the Term Loan Fee Letter, the Motion and the First Amendment attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 99.1 and 10.6, respectively.
     Cautionary Statement Regarding Forward-Looking Statements and Other Matters
     Some information contained in this Current Report on Form 8-K and the exhibits hereto may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to obtain approval of the revised plan of organization and related financing agreements and fees from the bankruptcy court on a timely basis; the Company’s ability to obtain ratification from its unionized workforce of the modifications to their collective bargaining agreements contemplated by the revised plan of reorganization; the terms of any reorganization plan ultimately confirmed; the Company’s ability to implement its business plan; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility, as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the Company’s ability to operate its business under the restrictions imposed by the Chapter 11 process; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to implement the revised plan of reorganization; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; increased costs and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent and planned new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors. These statements speak only as of the date hereof, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.
          Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under An Off-Balance Sheet Arrangement of a Registrant.
     The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 7.01. Regulation FD Disclosure.
     On September 12, 2008, IBC issued a press release, attached hereto as Exhibit 99.2 and hereby incorporated by reference, regarding the matters discussed above.
     The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Commitment Letter, dated September 12, 2008, among Interstate Bakeries Corporation and IBC Investors I, LLC

Exhibit No.	Description

10.2	Fee Letter, dated September 12, 2008, among Interstate Bakeries Corporation and IBC Investors I, LLC

10.3	Commitment Letter, dated September 12, 2008, among Interstate Bakeries Corporation, Interstate Brands Corporation, General Electric Capital Corporation and GE Capital Markets, Inc.

10.4	Commitment Letter, dated September 12, 2008, among Interstate Bakeries Corporation, Interstate Brands Corporation, Silver Point Finance, LLC and Monarch Master Funding Ltd.

10.5	Fee Letter, dated September 12, 2008, among Interstate Bakeries Corporation, Interstate Brands Corporation, Silver Point Finance, LLC and Monarch Master Funding Ltd.

10.6	First Amendment to the Second Amended and Restated Revolving Credit Agreement, dated as of September 12, 2008, by and among Interstate Bakeries Corporation, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the wholly-owned direct and indirect subsidiaries of the Parent Borrower party to the DIP Agreement, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (“JPMCB”), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the DIP Agreement (together with JPMCB, the “Lenders”), J.P. Morgan Securities Inc., as lead arranger and book runner, and JPMCB as administrative agent and collateral agent for the Lenders.

99.1	Motion Filed With the Bankruptcy Court on September 15, 2008

99.2	Interstate Bakeries Corporation press release dated September 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2008	INTERSTATE BAKERIES CORPORATION
	By:	/s/ J. Randall Vance
J. Randall Vance
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Commitment Letter, dated September 12, 2008, among Interstate Bakeries Corporation and IBC Investors I, LLC

10.2	Fee Letter, dated September 12, 2008, among Interstate Bakeries Corporation and IBC Investors I, LLC

10.3	Commitment Letter, dated September 12, 2008, among Interstate Bakeries Corporation, Interstate Brands Corporation, General Electric Capital Corporation and GE Capital Markets, Inc.

10.4	Commitment Letter, dated September 12, 2008, among Interstate Bakeries Corporation, Interstate Brands Corporation, Silver Point Finance, LLC and Monarch Master Funding Ltd.

10.5	Fee Letter, dated September 12, 2008, among Interstate Bakeries Corporation, Interstate Brands Corporation, Silver Point Finance, LLC and Monarch Master Funding Ltd.

10.6	First Amendment to the Second Amended and Restated Revolving Credit Agreement, dated as of September 12, 2008, by and among Interstate Bakeries Corporation, a Delaware corporation (“Parent Borrower”), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the wholly-owned direct and indirect subsidiaries of the Parent Borrower party to the DIP Agreement, each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (“JPMCB”), and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the DIP Agreement (together with JPMCB, the “Lenders”), J.P. Morgan Securities Inc., as lead arranger and book runner, and JPMCB as administrative agent and collateral agent for the Lenders.

99.1	Motion Filed With the Bankruptcy Court on September 15, 2008

99.2	Interstate Bakeries Corporation press release dated September 12, 2008